Exhibit 10.1

Pursuant to 17 CFR 240.24-b, confidential information has been omitted in places marked “[***]”

and has been filed separately with the Securities and Exchange Commission pursuant to a

Confidential Treatment Application filed with the Commission

Amendment of Statement of Work # (“SOW2”)

Between Elektrobit, Inc. (“EB”) and TerreStar, Inc. (“TSN”), dated as of the 10th day of July, 2009

This Amendment is entered into under the Master Development and Licensing Agreement (the “Agreement”) dated August 10 2007, as amended, between EB and TSN.

The undersigned parties agree as follows:

1.	EB and TSN entered into a SOW2 on April 15, 2009.

2.	The SOW2 had not-to-exceed amount for the services and expenses [***] USD

3.	The parties would like to increase the SOW2 not-to-exceed amount by [***] USD, in order to accommodate the TSN product change requests, increased material, licensing and build costs, work related to accessories, and to meet certain requirements for entering the type approval and certification process. The breakdown of these items is found in Appendix 1.

4.	Therefore, EB and TSN hereby agree to replace the amount [***] USD in Section 10 with [***] USD.

5.	No other terms of the SOW2 are changed or amended and all terms contained in the SOW2 remain in full force and effect.

IN WITNESS WHEREOF the parties here to have caused this amendment to be executed by their respective duly authorizes representatives as of the last date written below (the “Effective Date”)

TerreStar Networks Inc.		Elektrobit Inc.

By:	/s/ Jeffrey W. Epstein	By:	/s/ Jani Lyrintzis
Name:	Jeffrey W. Epstein	Name:	Jani Lyrintzis
Title:	President	Title:	VP & GM
Date:	August 27, 2009	Date:	August 27, 2009

Appendix 1:

Material costs

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[***]	[***]
[***]	[***]
Total	[***]

NRE costs

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[***]	[***]
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[***]	[***]
[***]	[***]
[***]	[***]
Total	[***]

Grand total	[***]